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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 14, 2006

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

            Nevada                     000-50944                 84-156582
            ------                     ---------                 ---------
(State or other jurisdiction    Commission File Number)        IRS Employer
      of incorporation)                                     Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (856) 767-5661
                                                    --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2006, the Board of Directors expanded the size of the Board to three members, creating a vacancy which was filled by the election of Frederick
A. Clark. Mr. Clark, age 44, is President/CEO of Clark Resources, Inc., a governmental relations consulting firm located in Harrisburg, Pennsylvania. Mr. Clark graduated from Pennsylvania State University with a BA in Elementary Education in 1985. Mr. Clark has served as a member of the Board of Education of the Harrisburg School District, has served as the President of the African American Chamber of Commerce, is the former CEO of the Urban League of Metropolitan Harrisburg, and is currently Chairman of the National African American Cultural Center. For the past several years, Mr. Clark has been a part-time lecturer at the Pennsylvania Governor's School on Business and Industry and has been appointed by the past three Pennsylvania governors to serve on boards and commissions. Clark Resources, Inc. is representing the Company in Pennsylvania for matters with respect to the proposed tire disposal facility. There is no arrangement between Mr. Clark and any other party with respect to his service as a director nor is Mr. Clark a party to, or a participant in, any material plan, contract or arrangement.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 14, 2006, the Board voted to change the fiscal year of the Company from March 31 to December 31. The reason for such change is that Carbon Recovery Corporation, whose assets and business were acquired in September, 2006, had a fiscal year ended December 31, as does Mobilestream Oil, Inc. whose assets and business are to be acquired on December 31, 2006 (subject to certain prerequisites to Closing). Under the circumstances, the Board determined that it was more efficient with respect to the continuity and comparison of the financial statements to change the fiscal year of the Company to conform to that of the assets and businesses acquired and to be acquired, which will be held by wholly-owned subsidiaries.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GLOBAL RESOURCE CORPORATION


                                                By: /s/ Frank G. Pringle
Dated: December 19, 2006